Exhibit 10.2

                          AMENDMENT AGREEMENT NO. 2 TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

      THIS AMENDMENT AGREEMENT (the "Amendment Agreement") is made and entered into this 11th day of October, 2004, among RADIATION THERAPY SERVICES, INC., a Florida corporation (the "Borrower"), each Subsidiary Guarantor party to a Subsidiary Guaranty pursuant to the terms of the Credit Agreement (as defined below), BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative Agent"), and the Lenders party to the Credit Agreement. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Credit Agreement.

                              W I T N E S S E T H:

      WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement dated as of March 31, 2004, as amended by that certain Amendment No. 1 to Third Amended and Restated Credit Agreement dated as of October 8, 2004 (as the same may be further modified, supplemented, amended or amended and restated from time to time, the "Credit Agreement"), whereby the Lenders have made available to the Borrower a term loan A facility, a term loan B facility and a revolving credit facility with a letter of credit subfacility and a swing line subfacility; and

      WHEREAS, the Borrower desires amend Section 2.3 of the Credit Agreement to delete a certain mandatory prepayment; and

      WHEREAS, the Administrative Agent, the Lenders and the Borrower are willing to amend the Credit Agreement in the manner described herein and subject to the terms and conditions set forth herein; and

      NOW, THEREFORE, the Borrower, the Administrative Agent and the Lenders do hereby agree as follows:

      1. Credit Agreement. The term "Credit Agreement" as used herein and in the Credit Documents (as defined in the Credit Agreement) shall mean the Credit Agreement as hereby amended and modified.

      2. Amendment. Subject to the conditions set forth herein, Section 2.3(b) of the Credit Agreement is hereby amended, effective as of the date hereof, to delete subsection (v) in its entirety and replace it with the following:

            (v) Intentionally deleted.

      3. Conditions. This Amendment Agreement shall become effective upon the Borrower delivering to the Administrative Agent ten (10) counterparts of this Amendment


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

Agreement duly executed by the Administrative Agent, the Lenders, the Borrower and the Subsidiary Guarantors.

      4. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except as provided in the Credit Agreement.

      5. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all of the other Credit Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

      6. Counterparts. This Amendment Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

      7. Documentation. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent and its counsel; the Administrative Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including copies of resolutions of the Borrowers authorizing the transactions contemplated by this Amendment Agreement, such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrower relating to the matters provided for herein shall be satisfactory to the Administrative Agent and its counsel.

      8. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

      9. Ratification. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.


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

         10. Consent of the Subsidiary Guarantors. Each Subsidiary Guarantor hereby consent, acknowledges and agrees to the amendments set forth herein and hereby confirms, reaffirms and ratifies in all respects the Subsidiary Guaranty to which such Subsidiary Guarantor is a party (including without limitation the continuation of such Subsidiary Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of the Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms.

                         [Signatures on following page]


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                    BORROWER:

                                    RADIATION THERAPY SERVICES, INC.


                                    By: /s/ David M. Koeninger
                                        ---------------------------
                                    Name: David M. Koeninger
                                    Title: Executive Vice President

                                    GUARANTORS:

                                    21ST CENTURY ONCOLOGY, INC.

                                    21ST CENTURY ONCOLOGY OF NEW JERSEY, INC.

                                    21ST CENTURY ONCOLOGY OF KENTUCKY, LLC

                                    21ST CENTURY ONCOLOGY OF ALABAMA, INC.

                                    NEW YORK RADIATION THERAPY

                                    MANAGEMENT SERVICES, INC.

                                    NEVADA RADIATION THERAPY

                                    MANAGEMENT SERVICES, INC.

                                    FINANCIAL SERVICES OF SOUTHWEST

                                    FLORIDA, INC.

                                    RADIATION THERAPY SCHOOL FOR

                                    RADIATION THERAPY TECHNOLOGY, INC.

                                    MARYLAND RADIATION THERAPY

                                    MANAGEMENT SERVICES, INC.

                                    NORTH CAROLINA RADIATION THERAPY

                                    MANAGEMENT SERVICES, INC.

                                    CALIFORNIA RADIATION THERAPY

                                    MANAGEMENT SERVICES, INC.

                                    By: /s/ David M. Koeninger
                                        -----------------------
                                    Name: David M. Koeninger
                                    Title: Vice President


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

                                    BANK OF AMERICA, N.A., as Administrative
                                    Agent

                                    By: /s/
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    BANK OF AMERICA, N.A., as a Lender

                                    By: /s/
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    FIFTH THIRD BANK

                                    By: /s/
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    SUNTRUST BANK

                                    By: /s/
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    WACHOVIA BANK NATIONAL ASSOCIATION

                                    By: /s/
                                        ----------------------------------------
                                    Name:
                                    Title:


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

                                    REGIONS BANK

                                    By: /s/
                                        ----------------------------------------
                                    Name:
                                    Title:

                                    NATIONAL CITY BANK OF KENTUCKY

                                    By: /s/
                                        ----------------------------------------
                                    Name:
                                    Title:


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